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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 19, 2001


                                   PALM, INC.

                                 --------------
             (Exact name of registrant as specified in its charter)


          Delaware                 000-29597                      94-3150688
----------------------------      ------------               -------------------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)

                           5470 Great America Parkway
                              Santa Clara, CA 95052

                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 878-9000

          (Former name or former address, if changed since last report)

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Item 5.    Other Events and Regulation FD Disclosure.

     On December 19, 2001, Palm, Inc. issued a press release entitled "Palm Reports Second Quarter Revenue Up 36 Percent Over First Quarter, Sequential Improvement in Operating Results." The press release is attached as Exhibit 99.1 to this current report.

     On December 21, 2001, Palm, Inc. issued a press release entitled "Palm to Appeal Ruling on Xerox Case." The press release is attached as Exhibit 99.2 to this current report.

     This summary is qualified in its entirety by reference to Exhibit 99.1 and
Exhibit 99.2 to this current report.

Item 7.    Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

Exhibit No.      Description of Exhibits
-----------      -----------------------

  99.1 Text of press release, dated December 19, 2001, entitled "Palm Reports Second Quarter Revenue Up 36 Percent Over First Quarter, Sequential Improvement in Operating Results."

  99.2 Text of press release, dated December 21, 2001, entitled "Palm to Appeal Ruling on Xerox Case."

                                       -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PALM, INC.


Date: December 26, 2001              By:   /s/ Stephen Yu
                                         ---------------------------------------
                                         Stephen Yu
                                         Vice President, General Counsel and
                                         Secretary

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                                  EXHIBIT INDEX

Exhibit No.      Description of Exhibits
-----------      -----------------------

  99.1 Text of press release, dated December 19, 2001, entitled "Palm Reports Second Quarter Revenue Up 36 Percent Over First Quarter, Sequential Improvement in Operating Results."

  99.2 Text of press release, dated December 21, 2001, entitled "Palm to Appeal Ruling on Xerox Case."

                                       -4-